Carillon ClariVest International Fund

SUMMARY PROSPECTUS    |    3.1. 2022

Class A CSIGX	Class C CSIHX	Class I UMBWX	Class Y CSIZX	Class R-3 CSIQX	Class R-5 CSIUX	Class R-6 CSIWX	Class RJ RETIREMENT CSIMX

Before you invest, you may want to review the fund’s Prospectus, which contains more information about the fund and its risks. You can find the fund’s Prospectus, Statement of Additional Information (“SAI”), shareholder reports and other information about the fund online at http://www.carillontower.com/our-funds/fund-literature. You can also get this information at no cost by calling 800.421.4184 or by sending an email to CarillonFundServices@carillontower.com. The fund’s Prospectus and SAI, both dated March 1, 2022 as each may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Investment objective | The Carillon ClariVest International Fund (“International Fund” or the “fund”) seeks capital appreciation.

Fees and expenses of the fund | The tables that follow describe the fees and expenses that you may pay if you buy, hold, and sell shares of the International Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Carillon Family of Funds. More information about these and other discounts, including through specific financial intermediaries, is available from your financial professional, on page 102 of the fund’s Prospectus and on page 53 of the fund’s Statement of Additional Information.

Shareholder fees (fees paid directly from your investment):

	Class A	Class C	Class I	Class Y	Class R-3	Class R-5	Class R-6	Class RJ RETIREMENT

Maximum Sales Charge Imposed on Purchases (as a % of offering price)	4.75%	None	None	None	None	None	None	None

Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	1.00% (a)	None	None	None	None	None	None

Redemption Fee	None	None	None	None	None	None	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class A	Class C	Class I	Class Y	Class R-3	Class R-5	Class R-6	Class RJ RETIREMENT

Management Fees (b)	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%

Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.25%	0.50%	0.00%	0.00%	0.00%

Other Expenses	0.36%	0.30%	0.32%	0.22%	0.22%	0.22%	0.23%	0.23% (c)

Recouped Fees Previously Waived and/or Reimbursed	0.00%	0.00%	0.00%	0.08% (d)	0.08% (d)	0.03% (d)	0.00%	0.00%

Total Annual Fund Operating Expenses	1.31%	2.00%	1.02%	1.25%	1.50%	0.95%	0.93%	0.93%

Fee Waiver and/or Expense Reimbursement (e)	(0.06)%	0.00%	(0.07)%	0.00%	0.00%	0.00%	(0.08)%	(0.80)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.25%	2.00%	0.95%	1.25%	1.50%	0.95%	0.85%	0.13%

(a) If you purchased $1,000,000 or more of Class A shares of a Carillon mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge at the time of sale. If you sell Class C shares less than one year after purchase, you will pay a 1% CDSC at the time of sale.

(b) Management Fees have been restated to reflect a reduction in the contractual investment advisory fee rate and subadvisory fee rate that became effective on March 1, 2021.

(c) Other expenses are estimated for the current fiscal year.

(d) During the fiscal year ended October 31, 2021, the Class Y, Class R-3 and Class R-5 shares of the fund paid amounts to Carillon Tower Advisers, Inc. (“Carillon”) that were previously waived and/or reimbursed under a contractual fee waiver/expense reimbursement agreement for the fund. Any reimbursement of fund expenses or reduction in Carillon’s investment advisory fees is subject to recoupment by the fund within the following two fiscal years, if overall expenses fall below the lesser of its then-current expense cap or the expense cap in effect at the time of the fund recoupment.

(e) Carillon has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the fund to the extent that annual operating expenses of a class exceed a percentage of that class’ average daily net assets through February 28, 2023 as follows: Class A – 1.25%, Class I – 0.95% and Class R-6 – 0.85%. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies (acquired fund fees and expenses), dividends, and extraordinary expenses. With respect to Class RJ RETIREMENT shares, Carillon has contractually agreed to waive and/or reimburse all investment advisory, administrative, distribution, shareholder servicing or any other fees and expenses otherwise payable to Carillon and its affiliates through at least February 28, 2023. The contractual fee waivers can be changed only with the approval of a majority of the fund’s Board of Trustees. For each class other than the Class RJ RETIREMENT shares, any reimbursement of fund expenses or reduction in Carillon’s investment advisory fees is subject to recoupment by the fund within the following two fiscal years, if overall expenses fall below the lesser of its then-current expense cap or the expense cap in effect at the time of the fee recoupment.

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Carillon ClariVest International Fund

SUMMARY PROSPECTUS    |    3.1. 2022

Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same, except that the example reflects the fee waiver/expense reimbursement arrangement for the Class A, Class I, Class R-6 and Class RJ RETIREMENT shares through February 28, 2023. Your costs would be the same whether you sold your shares or continued to hold them at the end of the period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	Year 1	Year 3	Year 5	Year 10
Class A	$596	$865	$1,154	$1,974
Class C	$303	$627	$1,078	$2,327
Class I	$97	$318	$556	$1,241
Class Y	$127	$397	$686	$1,511
Class R-3	$153	$474	$818	$1,791
Class R-5	$97	$303	$525	$1,166
Class R-6	$87	$288	$507	$1,136
Class RJ RETIREMENT	$13	$216	$436	$1,069

Portfolio turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 15% of the average value of its portfolio.

Principal investment strategies | The International Fund invests, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies economically tied to countries outside of the U.S. Equity securities include common and preferred stocks, warrants or rights exercisable into common or preferred stock, convertible preferred stock, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) (collectively, “depositary receipts”). Issuers considered to be economically tied to countries outside of the U.S. include, without limitation: (1) an issuer organized under the laws of or maintaining a principal office or principal place(s) of business outside of the U.S.; (2) an issuer of securities that are principally traded in one or more markets outside the U.S.; (3) an issuer that derives or is currently expected to derive 50% or more of its total sales, revenues, profits, earnings, growth, or another measure of economic activity from, the production or sale of goods or performance of services or making of investments or other economic activity in, outside of the U.S., or that maintains or is currently expected to maintain 50% or more of its employees, assets, investments, operations, or other business activity outside of the U.S.; or (4) a governmental or quasi-governmental entity of a country outside of the U.S. The fund also may invest in issuers located in emerging market countries. The fund’s benchmark is the MSCI EAFE® Index which measures large- and mid-cap equity performance across 21 developed countries, excluding the U.S. and Canada. The fund may have significant exposure to Japan. However, as the composition of the fund’s portfolio changes over time, the fund’s exposure to this country may be lower at a future date, and the fund’s exposure to other countries may be higher. The fund may invest in issuers of all market capitalizations.

In selecting securities for the fund, the subadviser utilizes quantitative tools to implement a “bottom-up,” fundamentally based, investment process. The subadviser constructs a portfolio that seeks to maximize expected return, subject to constraints designed to meet long-run expected active risk goals.

The fund may invest in exchange-traded funds (“ETFs”) in order to equitize cash positions, seek exposure to certain markets or market sectors and to hedge against certain market movements. The fund may sell securities when they no longer meet the portfolio managers’ investment criteria and/or to take advantage of more attractive investment opportunities.

The fund may lend its securities to broker-dealers and other financial institutions to earn additional income.

Principal risks | The greatest risk of investing in the fund is that you could lose money. The fund invests primarily in common stocks whose values may increase and decrease in response to the activities of the companies that issued such stocks, general market conditions and/or economic conditions. As a result, the fund’s net asset value (“NAV”) may also increase and decrease. An investment in the fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investments in the fund are subject to the following primary risks. The most significant risks of investing in the fund as of the date of this Prospectus are listed first below, followed by the remaining risks in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

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Carillon ClariVest International Fund

SUMMARY PROSPECTUS    |    3.1. 2022

•	Equity securities are subject to market risk. The fund may invest in the following equity securities, which may expose the fund to the following additional risks:

Common stocks. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company;

Preferred stocks, including convertible preferred stocks. Preferred stocks, including convertible preferred stocks, are subject to issuer-specific risks and are sensitive to movements in interest rates. Preferred stocks and convertible preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Preferred stocks may also be subject to credit risk, which is the risk that an issuer may be unable or unwilling to meet its financial obligations;

Depositary receipts. Investing in depositary receipts entails many of the same risks as direct investment in foreign securities, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home country of a particular depositary receipt, less liquidity and more volatility;

Rights and warrants. Rights and warrants do not carry dividend or voting rights with respect to the underlying securities or any rights in the assets of the issuer, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date;

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Foreign securities risks, which are potential risks not associated with U.S. investments, include, but are not limited to: (1) currency exchange rate fluctuations; (2) political and financial instability; (3) less liquidity; (4) lack of uniform accounting, auditing and financial reporting standards; (5) increased volatility; (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; (7) significant limitations on investor rights and recourse; (8) use of unfamiliar corporate organizational structures; (9) unavailable or unreliable public information regarding issuers; and (10) delays in transaction settlement in some foreign markets. The unavailability and/or unreliability of public information available may impede the fund’s ability to accurately evaluate foreign securities. Moreover, it may be difficult to enforce contractual obligations or invoke judicial or arbitration processes against non-U.S. companies and non-U.S. persons in foreign jurisdictions. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change and inadequate government oversight. Foreign security risk may also apply to ADRs, GDRs and EDRs;

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Market risk is the risk that markets may at times be volatile, and the values of the fund’s holdings may decline, sometimes significantly and/or rapidly, because of adverse issuer-specific conditions or general market conditions, including a broad stock market decline, which are not specifically related to a particular issuer. These conditions may include real or perceived adverse political, regulatory, market, economic or other developments, such as natural disasters, public health crises, pandemics, changes in federal, state or foreign government policies, regional or global economic instability (including terrorism, territorial disputes and geopolitical risks) and interest, inflation and currency rate fluctuations. These and other conditions may cause broad changes in market value, the general outlook for corporate earnings, public perceptions concerning these developments or adverse investment sentiment generally. Changes in the financial condition of a single issuer, industry or market segment also can impact the market as a whole. In addition, adverse market events may lead to increased redemptions, which could cause the fund to experience a loss when selling securities to meet redemption requests by shareholders. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Conversely, it is also possible that, during a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Changes in value may be temporary or may last for extended periods. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Recent market events risk includes risks arising from current and recent circumstances impacting markets. The impact of the COVID-19 pandemic has been rapidly evolving, and it has resulted, and may continue to result, in significant disruptions to business operations, supply chain disruptions, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruptions of and delays in healthcare service preparation and delivery, quarantines and stay-at-home orders, cancellations, business closures and layoffs, service and event cancellations, reductions and other changes, and changes in consumer demand, as well as general concern and uncertainty about the state of the global economy. Although promising vaccines and boosters have been released, the timeline for these vaccines becoming significantly widespread in many countries to allow the restoration of full economic activity remains uncertain, and the efficacy of these vaccines may be impacted by further pandemic developments.

The Board of Governors of the Federal Reserve System (also known as “the Fed”) has taken numerous measures to address the economic impact of the COVID-19 pandemic, such as the reduction of the federal funds target rate and the introduction of several credit and liquidity facilities, and the U.S. federal government has taken steps to stimulate the U.S. economy, including adopting stimulus packages targeted at large parts of the economy. The effect of these and any future efforts to address the impact of the pandemic may not be known for some time, and it is not known whether and to what extent they will be successful.

Decisions by the Fed regarding interest rate and monetary policy continue to have a significant impact on securities prices as well as the overall strength of the U.S. economy. Recently, the Fed has signaled that it plans to decrease and unwind its interventions. In 2022, the Fed is anticipated to raise interest rates, which have been at or near historic lows, in part to address an increase in the annual inflation rate in the U.S., which may adversely affect the present value of the Fund’s assets and distributions. The impact of any actions that the Fed may take is uncertain and could have an adverse effect on the Fund.

A rise in protectionist trade policies, slowing global economic growth, risks associated with ongoing trade negotiations with China, risks associated with the United Kingdom’s departure from the European Union on December 31, 2020, commonly referred to as “Brexit,” and the ratification of a trade agreement between the United Kingdom and the European Union, the possibility of changes to some international trade agreements, and tensions or open conflict between and among nations could affect the economies of many countries, including the United States, in ways that cannot necessarily be foreseen at the present time. Economists and others have expressed increasing concern about the potential effects of global

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Carillon ClariVest International Fund

SUMMARY PROSPECTUS    |    3.1. 2022

climate change on property and security values. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change;

•

Currency risk is the risk related to the fund’s exposure to foreign currencies through its investments. Foreign currencies may fluctuate significantly over short periods of time, may be affected unpredictably by intervention, or the failure to intervene, of the U.S. or foreign governments or central banks, and may be affected by currency controls or political developments in the U.S. or abroad. Foreign currencies may also decline in value relative to the U.S. dollar and other currencies and thereby affect the fund’s investments;

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Emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other foreign developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities; delays and disruptions in securities settlement procedures; less stringent, or a lack of, accounting, auditing, financial reporting and recordkeeping requirements or standards; and significant limitations on investor rights and recourse. The governments of emerging market countries may also be more unstable. There may be less publicly available information about issuers in emerging markets. When investing in emerging markets, the risks of investing in foreign securities are heightened;

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Growth stock risk is the risk of a growth company not providing an expected earnings increase or dividend yield. When these expectations are not met, the prices of these stocks may decline, even if earnings showed an absolute increase. If a growth investment style shifts out of favor based on market conditions and investor sentiment, the fund could underperform funds that use a value or other non-growth approach to investing or have a broader investment style;

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Investing in other investment companies, including ETFs, carries with it the risk that, by investing in another investment company, the fund will be exposed to the risks of the types of investments in which the investment company invests. The fund and its shareholders will indirectly bear the fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses fund shareholders directly bear in connection with the fund’s own operations. ETF shares may trade at a premium or discount to their net asset value. An ETF that tracks an index may not precisely replicate the returns of its benchmark index;

•

Japan investment risk is the risk that Japan, which like many Asian countries is still heavily dependent upon international trade, may be adversely affected by protectionist trade policies, competition from Asia’s other low-cost emerging economies, the economic conditions of its trading partners, the strength of the yen, and regional and global conflicts. The domestic Japanese economy faces several concerns, including large government deficits, a shrinking workforce, and, in some cases, companies with poor corporate governance. Japan is also heavily dependent on oil and other commodity imports, and higher commodity prices could therefore have a negative impact on the Japanese economy. These and other factors could have a negative impact on the fund’s performance and increase the volatility of an investment in the fund;

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Large cap company risk arises because large-cap companies may be less responsive to competitive challenges and opportunities, and may be unable to attain high growth rates, relative to smaller companies;

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Liquidity risk is the possibility that, during times of widespread market turbulence, trading activity in certain securities may be significantly hampered. The fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the fund. The fund may be required to dispose of investments at unfavorable times or prices to satisfy obligations, which may result in losses or may be costly to the fund. Market prices for such securities may be volatile;

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Market timing risk arises because certain types of securities in which the fund invests, including foreign securities, could cause the fund to be at greater risk of market timing activities by fund shareholders. Such activities can dilute the fund’s NAV, increase the fund’s expenses and interfere with the fund’s ability to execute efficient investment strategies;

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Mid-cap company risk arises because mid-cap companies may have narrower commercial markets, limited managerial and financial resources, more volatile performance, and less liquid stock, compared to larger, more established companies;

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Quantitative strategy risk is the risk that the success of the fund’s investment strategy may depend in part on the effectiveness of the subadviser’s quantitative tools for screening securities. These strategies may incorporate factors that may not be predictive of a security’s value. The subadviser’s stock selection can be adversely affected if it relies on insufficient, erroneous or outdated data or flawed models or computer systems;

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Securities lending risk is the risk that, if the fund lends its portfolio securities and receives collateral in the form of cash that is reinvested in securities, those securities may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the fund’s ability to vote proxies or to settle transactions and there may be a loss of rights in the collateral should the borrower fail financially; and

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Small-cap company risk arises because small-cap companies may have less liquid stock, a more volatile share price, a limited product or service base, narrower commercial markets and limited access to capital, compared to larger, more established companies.

Performance | The bar chart that follows illustrates annual fund returns for the periods ended December 31. On March 1, 2022, ClariVest Asset Management LLC began managing the fund’s assets. Performance for periods prior to March 1, 2022, reflects the fund’s performance under the management of its prior subadvisor. The table that follows compares the fund’s returns for various periods with benchmark returns. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund’s Class I share performance from one year to another. The Class I shares of the fund have adopted the performance history and financial statements of the shares of the fund’s predecessor. Each of the fund’s share classes is invested in the same portfolio of securities, and the annual returns would have differed only to the extent that the classes do not have the same sales charges and expenses. Performance information for the Class RJ RETIREMENT shares of the fund is not provided because the Class RJ RETIREMENT shares had not commenced operations prior to the date of this Prospectus. The fund’s past

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Carillon ClariVest International Fund

SUMMARY PROSPECTUS    |    3.1. 2022

performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at carillontower.com.

During 10 year period (Class I shares):

	Return	Quarter ended

Best Quarter	19.92%	December 31, 2020

Worst Quarter	(28.32)%	March 31, 2020

Average annual total returns (for the periods ended December 31, 2021):

Fund return (after deduction of sales charges and expenses)

Share Class	Inception Date	1-yr	5-yr	10-yr	Lifetime (if less than 10 yrs)

Class I – Before Taxes	9/14/93	12.76%	8.99%	7.49%

After Taxes on Distributions		9.23%	6.06%	4.81%

After Taxes on Distributions and Sale of Fund Shares		9.41%	6.66%	5.59%

Class A – Before Taxes	11/20/17	7.08%			4.37%

Class C – Before Taxes	11/20/17	11.57%			4.80%

Class Y – Before Taxes	11/20/17	12.44%			5.58%

Class R-3 – Before Taxes	11/20/17	12.16%			5.32%

Class R-5 – Before Taxes	11/20/17	12.76%			5.90%

Class R-6 – Before Taxes	11/20/17	12.82%			6.01%

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Carillon ClariVest International Fund

SUMMARY PROSPECTUS    |    3.1. 2022

Index (reflects no deduction for fees, expenses or taxes)

	1-yr	5-yr	10-yr	Lifetime (From Inception Date of Class A, Class C, Class Y, Class R-3, Class R-5 and Class R-6 Shares)

MSCI EAFE Index	11.26%	9.55%	8.03%	6.65%

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) plan or individual retirement account (“IRA”). After-tax returns are shown for Class I only and after-tax returns for Class A, Class C, Class Y, Class R-3, Class R-5, Class R-6 and Class RJ RETIREMENT will vary. The return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Investment Adviser | Carillon Tower Advisers, Inc. is the fund’s investment adviser.

Subadviser | ClariVest Asset Management LLC (“ClariVest”) serves as the subadviser to the fund.

Portfolio Managers | David R. Vaughn, CFA®, Alex Turner, CFA®, and Gashi Zengeni, CFA®, are Portfolio Managers of the fund and have been jointly and primarily responsible for the day-to-day management of the fund since March 2022.

Purchase and sale of fund shares | You may purchase, redeem, or exchange Class A, C, I and Y shares of the fund on any business day through your financial intermediary, by mail at Carillon Family of Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, Third Floor, Milwaukee, WI, 53202 (for overnight service), or by telephone (800.421.4184). In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $500 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month. In Class Y shares, the minimum purchase amount is $1,000 for regular accounts, $100 for retirement accounts and $100 through a periodic investment program, with a minimum subsequent investment plan of $50 per month. For individual investors, the minimum initial purchase for Class I shares is $10,000, while fee-based plan sponsors set their own minimum requirements. Class R-3, Class R-5 and Class R-6 shares can only be purchased through a participating retirement plan and the minimum initial purchase for Class R-3, Class R-5 and Class R-6 shares is set by the plan administrator. Class RJ RETIREMENT shares are offered to and may only be purchased or redeemed through eligible retirement accounts, including IRAs, or eligible retirement plans (and their participants) that are clients of Raymond James & Associates, Inc., Raymond James Financial Services, Inc., and Raymond James Financial Services Advisors, Inc., and their affiliates (collectively “Raymond James”) as well as clients of plan administrators and recordkeepers who service Raymond James customers under separate contracts for services and fees. While there are no required minimum or maximum investments in the Class RJ RETIREMENT shares, plan administrators or financial intermediaries may impose minimum or maximum investment requirements. Additional or different conditions on purchases and redemptions also may apply.

Tax information | The dividends you receive from the fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be subject to federal income tax on withdrawals from the arrangement.

Payments to broker-dealers and other financial intermediaries | If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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